Exhibit 99.2

Earnings Release October 22, 2008

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2007, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Comments Another good quarter of growth Some margin deterioration in Q3-2008 Successful capital raise of $55 million Much stronger capital position Proceeds to support growth Business model intact and well-positioned for future opportunities Continued potential to extend TCBI's growth strategy in Texas market Assessing participation in U.S. Treasury Department's Troubled Asset Relief Program and FDIC's Temporary Liquidity Guarantee Program

Texas Economy Texas economy beginning to reflect national pressures TCBI markets continue to outperform national averages TCBI markets continue to outperform national averages TCBI markets continue to outperform national averages

Financial Highlights Net income and EPS Net income of $7.6 million increased 30% compared to Q2-2008; 14% decrease compared to Q3-2007 EPS of $.27 increased 23% compared to Q2-2008; 18% decrease compared to Q3-2007 Impact of $.03 related to increase in shares and customer fraud Growth in loans Held for investment -5% increase over Q2-2008; 18% increase compared to Q3-2007 Total loans -6% increase over Q2-2008; 22% increase compared to Q3-2007 Growth in deposits Demand deposits - increase of 11% from Q2-2008; 21% increase compared to Q3-2007 Total deposits - increase of 9% from Q2-2008; 7% increase compared to Q3-2007 Net interest margin at 3.47% Decrease of 18 bps from Q2-2008; decrease of 38 bps from Q3-2007 Impact of growth, rate sensitivity position, market trends and increase in non-accruals Credit quality Provision of $4.0 million for quarter Increase in non-performing assets Non-accrual loans + ORE to loans + ORE at 1.36% Non-accrual loans to loans held for investment at 1.21% Net charge-offs of $1.5 million for Q3-2008 Comparisons based on average balances

FINANCIAL REVIEW

Performance Evaluation Performance Drivers Improved operating leverage Net interest income Slightly ahead of Q2-2008 - loan growth offset impact of 5% reduction in NIM Increase of 5% from Q3-2007 after 10% reduction in NIM Non-interest income in Q3-2008 reduced by $1 million customer fraud - problem unique and contained Non-interest expense ratio improved significantly - 10 bps reduction from Q2-2008 and 22 bps reduction from Q3-2007 Reduction in net revenue and increase in efficiency ratio due only to NIM reduction and fraud loss NIM reduction to 3.47% Decrease of 18 bps from Q2-2008 and 38bps from Q3-2007 Strong loan growth Reduction of yield in certain loan categories DDA and equity growth reduced effect of higher costs of interest bearing deposits Increase in non-accruals Lower earnings rate on DDA and equity Asset sensitivity position

Income Statement (in thousands) Q3-08 Q2-08 Q1-08 Q4-07 Q3-07 Net interest income $ 38,266 $ 38,160 $ 36,599 $ 37,531 $ 36,531 Provision for loan losses 4,000 8,000 3,750 9,300 2,000 Net interest income after provision for loan losses 34,266 30,160 32,849 28,231 34,531 Non-interest income 4,885 5,952 5,683 4,880 4,875 Non-interest expense 27,675 27,256 26,277 23,206 25,894 Income before income taxes 11,476 8,856 12,255 9,905 13,512 Income tax expense 3,911 3,056 4,225 3,367 4,668 Net income $ 7,565 $ 5,800 $ 8,030 $ 6,538 $ 8,844 Diluted EPS $ .27 $ .22 $ .30 $ .24 $ .33 Net interest margin 3.47% 3.65% 3.65% 3.85% 3.85% ROA .65% .53% .76% .63% .88% ROE 9.12% 7.40% 10.64% 8.88% 12.73% Efficiency 64.1% 61.8% 62.1% 54.7% 62.5%

Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages Q3 2008 Q2 2008 Q3 2007 Q3/Q2 % Change YOY % Change Loans held for investment $3,781,289 $3,597,342 $3,195,480 5% 18% Loans held for sale 288,103 246,026 150,031 17% 92% Total loans 4,069,392 3,843,368 3,345,511 6% 22% Securities 372,588 404,574 464,265 (8)% (20)% Demand deposits 567,914 513,327 469,610 11% 21% Total deposits 3,446,784 3,152,138 3,212,564 9% 7% Total assets 4,615,944 4,425,937 3,992,672 4% 16%

Financial Summary (in thousands) Period End Period End Period End Q3 2008 Q2 2008 Q3 2007 Q3/Q2 % Change YOY % Change Loans held for investment $3,840,172 $3,704,262 $3,296,039 4% 17% Loans held for sale 343,002 328,838 118,221 4% 190% Total loans 4,183,174 4,033,100 3,414,260 4% 23% Securities 365,145 390,223 461,064 (6)% (21)% Demand deposits 561,227 610,629 471,109 (8)% 19% Total deposits 3,388,963 3,593,077 3,295,707 (6)% 3% Total assets 4,742,043 4,662,507 4,077,290 2% 16%

QTD Average Balances, Yields and Rates (in thousands) Q3 2008 Q3 2008 Q2 2008 Q2 2008 Q3 2007 Q3 2007 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 372,588 4.82% $ 404,574 4.76% $ 464,265 4.81% Fed funds sold & liquidity investments 10,555 1.88% 12,230 2.27% 2,102 4.91% Loans held for sale 288,103 5.78% 246,026 5.97% 150,031 6.92% Loans held for investment 3,781,289 5.66% 3,597,342 5.90% 3,195,480 8.46% Total loans, net of reserve 4,031,212 5.71% 3,810,187 5.95% 3,321,446 8.45% Total earning assets 4,414,355 5.63% 4,226,991 5.83% 3,787,813 8.00% Total assets $ 4,615,944 $ 4,425,937 $ 3,992,672 Liabilities and Stockholders' Equity Total interest bearing deposits $ 2,878,870 2.53% $ 2,638,811 2.55% $ 2,742,954 4.73% Other borrowings 709,157 2.33% 830,482 2.26% 368,824 5.20% Long-term debt 113,406 5.21% 113,406 5.19% 113,406 7.30% Total interest bearing liabilities 3,701,433 2.58% 3,582,699 2.56% 3,225,184 4.87% Demand deposits 567,914 513,327 469,610 Stockholders' equity 330,145 315,298 275,705 Total liabilities and stockholders' equity $ 4,615,944 2.07% $ 4,425,937 2.08% $ 3,992,672 3.94% Net interest margin 3.47% 3.65% 3.85%

2003 2004 2005 2006 2007 Q3-2008 Non Interest Expense 48430 57340 65344 86913 98606 108277 2003 2004 2005 2006 2007 Q3-2008 Net Interest Income 53155 74742 94130 117813 140667 150700 Non Interest Income 10892 13632 12001 17042 19712 22027 Revenue and Expense Growth Operating Revenue CAGR: 23% Net Interest Income CAGR: 25% Non-interest Income CAGR: 16% Non-interest Expense CAGR: 18% Net Interest Income Non-interest Income Non-interest Expense 2003 2004 2005 2006 2007 ($ in thousands) 2008 64,047 88,374 106,131 134,855 160,379 172,727

2003 2004 2005 2006 2007 Q3-2008 Demand Deposits 302 398 512 514 529 561 Interest Bearing Deposits 1103 1392 1983 2555 2537 2828 Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 14% Total Deposit CAGR: 20% Loans Held for Investment CAGR: 27% 2003 2004 2005 2006 2007 Q3-2008 Loans Held for Investment 1230 1565 2076 2722 3462 3840 2003 2004 2005 2006 2007 ($ in millions) Q2-2008

Loan Portfolio Statistics Non-accrual loans Commercial 1,525 Construction 23,349 Real estate 21,121 Consumer 119 Equipment leases 465 Total non-accrual loans $ 46,579 Non-accrual loans as % of total loans 1.11% Total Loans $4,183,174 All numbers in thousands.

Credit Quality Credit experience remains good Net charge-offs of $1.5 million in Q3-2008; $7.6 million YTD Net charge-offs represent 15 bps for the quarter; 28 bps for YTD and 28 bps for LTM NCO's related to identified problems substantially covered with allocated reserves in prior periods Increase in non-performing loan levels not excessive or unexpected, but receiving continued intense focus Non-performing loans as a percent of loans held for investment were 1.29% at 9/30/08 Provision of $4.0 million in Q3-2008 Reserve balance increased to 1.07% Provision driven by methodology, not expectation of actual loss Conditions in industry continue to warrant intense focus and tightening of standards

Credit Quality Reserve / Loans* 1.07% .95% .77% .91% 1.20% Non-accrual loans + ORE to loans* + ORE 1.36% ..69% ..37% ..27% ..37% Reserve to non-accruals .9x 1.5x 2.3x 3.3x 3.2x Reserve to NPL .8x 1.3x 1.9x 2.2x 3.1x Net Charge-offs / Average Loans YTD 2008 2007 2006 2005 2004 * Excludes loans held for sale.

Closing Comments Another good quarter of growth Continued cautious economic outlook Factors impacting previous guidance Greatly increased risks related to market and industry events Lower rate environment much more difficult Intense focus on maintaining credit quality Exploit market opportunity for people and customers

Q & A